UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 1999

                                   NEFF CORP.
             (Exact name of registrant as specified in its charter)

             DELAWARE                             001-14145                        65-0626400
---------------------------------      -------------------------------  ---------------------------------
 (State or other jurisdiction of              (Commission File                  (I.R.S. Employer
  incorporation or organization)                   Number)                     Identification No.)

                   3750 N.W. 87th Avenue, Miami, Florida 33178
               (Address or principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 513-3350

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ITEM 5. OTHER EVENTS.

         On October 7, 1999, Neff Corp., a Delaware corporation (the "Company"), announced that it agreed to sell its 65% equity interest in Sullair Argentina S.A. to Alejandro Oxenford, the President of Sullair Argentina S.A., for $65 million. This transaction is expected to close on November 18, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     EXHIBIT NO.           DOCUMENT

         10.1 Stock Purchase Agreement by and among Neff Corp. and Alejandro Pablo Oxenford

         10.2 Stock Pledge Agreement between Alejandro P. Oxenford and Neff Corp.

         99.1              Press release, dated October 6, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Neff Corp.
                                   ---------------------------------------------
                                   Registrant

Date:    October 14, 1999          /s/ Mark Irion
                                   ---------------------------------------------
                                   Mark Irion
                                   Chief Financial Officer
                                   On behalf of the registrant and as
                                   Principal Financial and Accounting Officer

                                       2

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                                  Exhibit Index

Exhibit       Description                                             Page
-----------   ------------------------------------------------------  ----------
10.1          Stock Purchase  Agreement by and among Neff Corp. and
              Alejandro Pablo Oxenford

10.2 Stock Pledge Agreement between Alejandro P. Oxenford and Neff Corp.

99.1          Press release, dated October 6, 1999.